Exhibit 10.35

TWELFTH AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT is made and entered into as of January 1, 2007 by and among (i) each of the parties identified on the signature page hereof as a landlord, as landlord (collectively, “Landlord”), and (ii) FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of October 31, 2005, that certain other Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, that certain Letter Agreement, dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Eighth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Ninth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006, that certain Tenth Amendment to Second Amended and Restated Lease Agreement, dated as of November 6, 2006 (effective as of November 5, 2006), and that certain Eleventh Amendment to Second Amended and Restated Lease Agreement, dated as of December 22, 2006 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, on or about the date hereof, SNH/LTA Properties Trust has acquired certain real property and related improvements known as Walking Horse Meadows and located at

207 Uffelman Drive, Clarksville, Tennessee, as more particularly described on Exhibit A-97 attached hereto (the “Walking Horse Property”); and

WHEREAS, SNH/LTA Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Walking Horse Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Definition of Minimum Rent.  The definition for the term “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Thirty-Nine Million Eight Hundred Twelve Thousand Thirty-Six Dollars ($39,812,036) per annum.

2.             Definition of Hermitage/Marsh View/Somerset Properties.  The definition for the term “Hermitage/Marsh View/Somerset Properties” set forth in Section 1.103 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following new definition of “Hermitage/Marsh View/Somerset/Walking Horse Properties”:

“Hermitage/Marsh View/Somerset/Walking Horse Properties”  shall mean the Properties located on the Land described in Exhibits A-93 through A-97 attached hereto.

3.             Leased Property.  Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described in Exhibits A-1 through A-97 attached hereto and made a part hereof (the “Land”).

4.             Replacement of Defined Term “Hermitage/Marsh View/Somerset Properties”.  The Consolidated Lease is hereby amended by deleting each reference therein to the defined terms “Hermitage/Marsh View/Somerset Property” or “Hermitage/Marsh View/Somerset Properties” and replacing them with references to

“Hermitage/Marsh View/Somerset/Walking Horse Property” or “Hermitage/Marsh View/Somerset/Walking Horse Properties” (as applicable).

5.             Exhibit A.  Exhibit A to the Consolidated Lease is hereby amended by adding Exhibit A-97 attached hereto following Exhibit A-96 to the Consolidated Lease.

6.             Ratification.  As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Twelfth Amendment to Second Amended and Restated Lease Agreement to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST, and SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President, Chief Operating Officer and Secretary of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

The following exhibit has been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

EXHIBIT A-97   WALKING HORSE PROPERTY